SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JUNE 28, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated June 28, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On June 28, 2002, NTL Incorporated confirmed today that NTL's restructing plan, with the support of the committee of its creditors, will provide for the continuation of Barclay Knapp and his management to lead the newly formed NTL companies after emergence from the US Chapter 11 cases.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:  Richard J. Lubasch
                                              Title: Executive Vice President -
                                                      General Counsel

Dated: June 28, 2002

                                 EXHIBIT INDEX
                                 -------------

Exhibit
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99.1    Media release, dated June 28, 2002

                                                                  Exhibit 99.1
NTL LOGO

Media Release


MANAGEMENT TEAM CONFIRMED FOR NTL COMPANIES; BARCLAY KNAPP TO REMAIN CEO OF NTL COMPANIES JOHN GREGG TO BECOME CO-MANAGING DIRECTOR & CFO of NTL EuroCo

Business Wire via Dow Jones

NEW YORK--(BUSINESS WIRE)--June 28, 2002--NTL Incorporated (OTC BB: NTLD; NASDAQ Europe: NTLI), confirmed today that NTLs restructuring plan, with the support of the committee of its creditors, will provide for the continuation of Barclay Knapp and his management to lead the newly formed NTL companies after emergence from the US Chapter 11 cases.

Members of the committee hold in the aggregate over 50% of the face value of NTL and its subsidiaries public bonds. As part of the new management structure, John Gregg, currently CFO of NTL Incorporated, will become co-Managing Director and CFO of NTL Euroco upon emergence, and will also serve as CFO of NTL UK and Ireland until a CFO for NTL UK and Ireland is named.

Brad Eric Scheler, counsel to the creditors committee and a senior partner with Fried Frank Harris Shriver & Jacobson, commented During this process we have been working closely with Barclay Knapp and know him well. His determination to ensure that NTL continues to prosper and grow is evident in everything he does and we are confident that he is the right man to lead the company going forward. NTLs management team has performed admirably throughout this difficult process, and we believe they will deliver great things for NTLs future.

Barclay Knapp commented,

I am gratified by the support of the creditors committee - the future majority owners of the company - for my team. We have been working hand in hand with the committee, our banks, and all of NTLs constituents to complete a successful recapitalisation process as quickly as possible - and we remain on track.

John Gregg has been invaluable in the recapitalisation process, and will continue in his normal roles until completion. Upon emergence, John will be taking his considerable skills to a more combined operational and financial role as co-Managing Director and CFO at NTL EuroCo.

We at NTL all share a passion for the company and our industry, and we welcome and appreciate the opportunity to lead both companies going forward.

The continuation of Mr. Knapp and the management team will be included as an integral part of NTLs joint reorganisation plan, and will therefore be dependent upon overall approval of the plan pursuant to its terms. In addition, the creditors committee is in the process of constituting new Boards of Directors for each of the reorganised companies. NTL and the creditors committee expect to make an announcement regarding these appointments later this summer.

More on NTL:

As announced on May 8, NTL has filed a Chapter 11 'prearranged' Plan of Reorganisation under US law.

On May 2, NTL announced that the Company, a steering committee of its lending banks and an unofficial committee of its public bondholders had reached an agreement in principle on implementing a recapitalisation plan. The members of the bondholder committee hold in the aggregate over 50% of the face value of NTL and its subsidiaries public bonds. In addition, France Telecom and certain other holders of the Companys preferred stock have also agreed to the plan.

On 24 May, NTL filed an amended plan of reorganization and a disclosure statement. The court has set 12 July 2002 as a hearing date to consider approval of the disclosure statement.

On 21 June, an official committee of creditors, comprising the members of the unofficial committee of public bondholders and three additional members, was appointed by the US Trustee to oversee the Chapter 11 cases.

NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

Certain statements contained herein constitute forward- looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, believe, will, expects and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks (including but not limited to the risks described in the Companys annual report on Form 10- K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the period ended March 31, 2002), uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward- looking statements. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Copies of a prospectus under the UK Public Offers of Securities Regulations 1995 in relation to the proposed issue of shares of common stock and warrants by NTL UK and Ireland under the plan of reorganization will be published in due course and will be available following publication free of charge at NTLs offices at Bartley Wood Business Park, Hook, Hampshire RG27 9UP, UK, during normal business hours on any weekday (excluding Saturdays and public holidays) for so long as the rights offering comprised in the plan remains open for acceptance.

    CONTACT: U.S.
             Media -
             Brunswick Group
             Steve Lipin/Tim Payne
             212-333-3810
             917-853-848
             917-853-849
             or
             Analysts -
             Tamar Gerber
             212-906-8451
             or
             U.K
             Media -
             Alison Kirkwood
             44-1256-752662
             44-7788-186154
             Buchanan Communications
             Richard Oldworth,
             44-207-466-5000
             or
             Analysts -
             Virginia McMullan
             44-207-909-2144